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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    December 19, 2001
                                                 -------------------------------



                            NOBLE INTERNATIONAL, LTD.
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             (Exact name of registrant as specified in its charter)


       Delaware                        001-13581                          38-3139487
---------------------          ------------------------        ---------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer Identification No.)
of incorporation)
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                      20101 Hoover, Detroit, Michigan 48205
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (313)  245-5600
                                                    -----------------------




          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

A.       Acquisition of Construction Equipment Direct, Inc. ("CED")

         On December 19, 2001, Noble International, Ltd. (the "Company"), through its wholly owned subsidiary, Noble Automotive Group, Inc., a Michigan corporation, consummated the acquisition of eighty-one percent (81%) of the capital stock of CED, through a purchase from the shareholders of CED (the
"CED Acquisition"). The aggregate consideration paid for the stock was Seven
Hundred Thousand Dollars ($700,000) consisting of Three Hundred and Fifty
Thousand Dollars ($350,000) in cash and Fifty Thousand and Thirty (50,030) shares of the Company's common stock.

B.       Acquisition of Certain Assets of Eagle-Picher Industries, Inc. ("EP")

         Contemporaneous with the CED Acquisition, the Company acquired substantially all of the assets of EP's Construction Equipment Division
("EP-CD") (the "EP-CD Acquisition"). The aggregate consideration for the EP-CD
Acquisition was Six Million One Hundred Thousand Dollars ($6.1 Million).

         EP engaged in the design, fabrication and assembly of high quality rough terrain lift trucks, truck-mounted forklifts, and wheeled tractor scrapers. EP-CD had approximately 600 employees operating from its manufacturing facility in Lubbock, Texas, its docking facility in Del Rio, Texas, and its manufacturing facility in Acuna, Mexico. CED hired substantially all of the employees of EP-CD. CED leases the Lubbock and Del Rio facilities and owns the Acuna facility. The Company intends to operate the business in substantially the same manner.

         The Company used monies available under its secured credit facility with Comerica Bank to fund the CED Acquisition and the EP-CD Acquisition. The
EP-CD Acquisition was funded through a loan to CED.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  2.1 CED Acquisition Agreement among Noble Automotive Group,
Inc., David J. Langevin and James P. Patton, dated December 19, 2001.

                  2.2 EP-CD Acquisition Agreement among CED and Eagle-Picher
Industries, Inc., dated December 19, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOBLE INTERNATIONAL, LTD.,
                                       a Delaware corporation
                                       (Registrant)


Date: January 3, 2002                  By: /s/ Michael C. Azar
                                           -----------------------------
                                           Michael C. Azar
                                           Secretary and General Counsel




                                       3

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                                 EXHIBIT INDEX



EXHIBIT NO.                            DESCRIPTION


Exhibit 2.1      CED Acquisition Agreement among Noble Automotive Group, Inc.,
David J. Langevin and James P. Patton, dated December 19, 2001.

Exhibit 2.2      EP-CD Acquisition Agreement among CED and Eagle-Picher
Industries, Inc., dated December 19, 2001.